UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2009

UNITED REFINING ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33868	42-1732420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

823 Eleventh Avenue New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 956-5803

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

UNITED REFINING ENERGY CORP. (THE “COMPANY”) AND CHAPARRAL ENERGY, INC. (“CHAPARRAL”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY AND CHAPARRAL REGARDING, AMONG OTHER THINGS, THE COMPANY’S PROPOSED BUSINESS COMBINATION WITH CHAPARRAL DISCUSSED HEREIN AND THE BUSINESS OF CHAPARRAL, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (I) THE COMPANY’S ABILITY TO COMPLETE ITS PROPOSED BUSINESS COMBINATION WITH CHAPARRAL WITHIN THE SPECIFIED TIME LIMITS; (II) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES OR POTENTIALLY HAVING CONFLICTS OF INTEREST WITH THE COMPANY’S BUSINESS OR IN APPROVING THE TRANSACTION; (III) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, THE COMPANY’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE TRANSACTION; (IV) DELISTING OF THE COMPANY’S SECURITIES FROM THE NYSE AMEX FOLLOWING THE TRANSACTION AND INABILITY TO LIST THE COMPANY’S SECURITIES ON THE NYSE; (V) THE POTENTIAL LIQUIDITY AND TRADING OF THE COMPANY’S PUBLIC SECURITIES; (VI) THE COMPANY’S REVENUES AND OPERATING PERFORMANCE; (VII) CHANGES IN OVERALL ECONOMIC CONDITIONS; (VIII) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF THE COMPANY FOLLOWING THE TRANSACTION; (IX) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); AND (X) OTHER RELEVANT RISKS DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THOSE FACTORS LISTED IN THE REVISED PRELIMINARY PROXY STATEMENT UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER THE COMPANY NOR CHAPARRAL ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

THE COMPANY HAS HELD, AND INTENDS TO HOLD, PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING THE COMPANY’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH CHAPARRAL, AS DESCRIBED IN THE PRELIMINARY PROXY STATEMENT.

THE COMPANY HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. SECURITYHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REVISED PRELIMINARY PROXY STATEMENT, THE CURRENT REPORTS ON FORM 8-K FILED BY THE COMPANY WITH THE SEC ON OCTOBER 13, 2009, OCTOBER 14, 2009, NOVEMBER 14, 2009 AND NOVEMBER 24, 2009 (COLLECTIVELY THE “CURRENT REPORTS”) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S FINAL PROSPECTUS, DATED DECEMBER 11, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 2009 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO THE COMPANY’S STOCKHOLDERS AND WARRANTHOLDERS AS OF NOVEMBER 20, 2009, THE RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE COMPANY IN WRITING AT 823 ELEVENTH AVENUE, NEW YORK, NY 10019, OR BY TELEPHONE AT (212) 956-5803. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

THE COMPANY AND CHAPARRAL AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF THE COMPANY’S STOCKHOLDERS AND WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF THE COMPANY’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO THE COMPANY, CHAPARRAL AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO THE COMPANY’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF THE COMPANY’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE REVISED PRELIMINARY PROXY STATEMENT AND OTHER MATERIALS TO BE FILED BY THE COMPANY WITH THE SEC.

THE INFORMATION ON NEITHER THE COMPANY’S WEBSITE NOR CHAPARRAL’S WEBSITE IS, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS THE COMPANY OR CHAPARRAL MAKE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01.	Other Information.

On October 9, 2009, Chaparral Energy, Inc., a privately owned Delaware corporation (“Chaparral”), United Refining Energy Corp., a Delaware corporation (“United”) and Chaparral Subsidiary, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of United (“Merger Sub”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, the Merger Sub will merge with and into Chaparral, with Chaparral surviving as a wholly-owned subsidiary of United, and the Chaparral stockholders will be issued shares of United common stock (the “Transaction”). On November 23, 2009, Chaparral, United and Merger Sub entered into Amendment No. 1 to the Merger Agreement, which amended certain terms of the Merger Agreement.

Attached as Exhibit 99.1 to this Current Report is the form of presentation United and Chaparral expect to use in connection with presentations to certain of United’s securityholders, as well as other persons interested in purchasing securities of United in connection with the Transaction, as amended. Such material may be deemed soliciting material in connection with the special meeting of United’s stockholders to be held pursuant to the Merger Agreement.

Note Regarding Non-GAAP Financial Measures

The investor presentation attached as an exhibit hereto contains certain references to EBITDA, which is a non-GAAP financial measure, as defined under Regulation G of the rules and regulations of the SEC Chaparral defines EBITDA as net income (loss), adjusted to exclude (1) interest and other financing costs, net of capitalized interest, (2) income taxes, (3) depreciation, depletion and amortization, (4) unrealized (gain) loss on ineffective portion of hedges and reclassification adjustments, (5) non-cash change in fair value of non-hedge derivative instruments, (6) interest income, (7) non-cash deferred compensation expense (gain), (8) gain or loss on disposed assets, and (9) impairment charges and other significant, unusual non-cash charges. Any cash proceeds received from the monetization of derivatives with a scheduled maturity date more than 12 months following the date of such monetization are excluded from the calculation of EBITDA.

Chaparral’s management uses EBITDA as a supplemental financial measurement to evaluate Chaparral’s operational trends. Items excluded generally represent non-cash adjustments, the timing and amount of which cannot be reasonably estimated and are not considered by management when measuring Chaparral’s overall operating performance. In addition, EBITDA is the financial measurement that is used in covenant calculations required under Chaparral’s existing secured credit facility and is expected to be used in covenant calculations required under Chaparral’s new secured credit facility. Chaparral considers compliance with the liquidity and debt covenants included in these agreements to be material. EBITDA is used as a supplemental financial measurement in the evaluation of Chaparral’s business and should not be considered as an alternative to net income, as an indicator of its operating performance, as an alternative to cash flows from operating activities, or as a measure of liquidity. EBITDA is not defined under GAAP and, accordingly, it may not be a comparable measurement to those used by other companies.

A reconciliation of net income (loss) to Adjusted EBITDA for the year ended December 31, 2008 can be found in the Revised Preliminary Proxy Statement of United Refining Energy Corp. filed with the SEC on November 24, 2009 under the heading “Chaparral’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non GAAP Financial Measures and Reconciliations”, and such reconciliation is incorporated herein by reference. EBITDA in the investor presentation is calculated in the same manner as Adjusted EBITDA in United’s Preliminary Proxy Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 25, 2009	UNITED REFINING ENERGY CORP.

	By:	/s/ John Catsimatidis
	Name:	John Catsimatidis
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Investor Presentation